SECURITIES AND EXCHANGE  COMMISSION

                        WASHINGTON  D.C. 20549



                              FORM 8-K
                              --------


                           CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d)  OF THE
              SECURITIES AND EXCHANGE ACT OF 1934


   Date of Report (Date of Earliest Event Reported):  July 31, 1994
                                                      --------------


                           UJB Financial Corp.
           -----------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

           New Jersey                   1-6451              22-1903313
- ----------------------------------------------------------------------------
(State or other jurisdiction of      (Commission       (I.R.S. Employer
 incorporation  or organization)      File number)      Identification No.)


                  301 Carnegie Center, P. O. Box 2066
                  Princeton ,  New Jersey 08543-2066
               ----------------------------------------
               (Address of Principal Executive Offices)
                               (Zip Code)

                             (609) 987-3200
           ----------------------------------------------------
           (Registrant's Telephone Number, including Area Code)

Item 5		Other  Events



UJB Financial Corp. (UJB) voluntarily reports the following information:



On December 16, 1993, UJB entered into an agreement to acquire VSB Bancorp, Inc. and its wholly owned subsidiary Valley Savings Bank (VSB). The transaction, accounted for as a pooling-of-interests, was consummated on July 1, 1994 and UJB stock was subsequently exchanged for VSB stock at the rate of .7727 shares of UJB common stock for each share of VSB common stock . There were 2,628,912 shares of UJB common stock issued for 3,402,619 shares of VSB common stock.

Combined condensed results of operations of UJB and VSB on a pro forma basis is presented as follows (as reported in part on Form 10-Q for the period ended June 30, 1994) for the three months ended March 31,1994 and June 30, 1994, and the six months ended June 30, 1994 (dollars in thousands except per share):


                                          Pro Forma Combined
                         ---------------------------------------------------
                                Three Months Ended         Six Months Ended
                         ------------------------------   -------------------
                         March 31, 1994    June 30,1994       June 30,1994
                         --------------    ------------       ------------
Net Interest Income            $145,303        $151,018           $296,321
Non-Interest Income   	          44,078          43,656             87,734
Non-Interest Expense            126,646         128,585            255,231
Net Income	                      28,560          28,696             57,256
Net Income per
  Common Share                      .51             .52               1.03
Average Common
  Shares (in thousands)          54,401          54,610             54,506



One of the required criteria for pooling of interests accounting is that the parties to the business combination must share mutually in the combined risks and rights of the transaction.
In order to satisfy this risk sharing criteria of pooling of interests accounting, Securities and Exchange Commission Accounting Series Release 135 provides that the risk sharing will have occurred if no affiliate of either party to the merger transaction sells or otherwise disposes of any common stock received in the transaction until such time as financial results covering 30 days of post-merger combined operations have been published.


In order to satisfy the risk sharing criteria, and thereby allow affiliates of either party to the transaction to sell or otherwise dispose of UJB common stock acquired in the merger (in compliance with SEC Rules 145 and 144 regarding resales of common stock acquired in a business combination) provided below are financial results which reflect the required 30 days of post-merger combined operations as required by SEC Accounting Series Release 135 ( dollars in thousands except per share):

                                    Post Acquisition
                                       Month Ended
                                      July 31, 1994
                                      -------------
          Net Interest Income 		         $52,455
          Non-Interest Income 	           15,972
          Non-Interest Income		           40,377
          Net Incom		        		           14,297
          Net Income per
       	    Common Share			                  .26
          Average Common
     			    Shares (in thousands)         54,692



In the opinion of the management of UJB Financial Corp., the unaudited results for the three months ended March 31, 1994 and June 30, 1994, six months ended June 30, 1994, and the one month ended July 31, 1994 include all normal, recurring adjustments necessary to present fairly the results of operations for these periods. These results are not necessarily indicative of the results for the quarter or entire year.

                              2

                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 19, 1994              			UJB FINANCIAL  CORP.

                            				      		By: /s/ William J. Healy
                                            --------------------
                   					                        William J. Healy
                                        							 Executive Vice President
                                      							     and Comptroller



                                   3
